Filed pursuant to Rule 497

File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated July 3, 2012

to

Prospectus dated May 18, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 18, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus (as supplemented and amended by this supplement) before you decide to invest in shares of our common stock:

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Risk Factors” by adding the following summary risk factor immediately after the last bullet point thereof:

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The total return swap, or TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors” by adding the following risk factor as the last risk factor under the heading “Risks Related to Our Investments”:

We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Our wholly-owned, special purpose financing subsidiary, IC-II Investments LLC, or IC-II Investments, has entered into a TRS for a portfolio of senior secured floating rate loans with Citibank, N.A., or Citibank. See “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Total Return Swap” for a more detailed discussion of the terms of the TRS between IC-II Investments and Citibank.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables us, through our ownership of IC-II Investments, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to IC-II Investments borrowing funds to acquire loans and incurring interest expense to a lender.

The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In the case of the TRS with Citibank, IC-II Investments is required to post cash collateral amounts to secure its obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to IC-II Investments under the TRS. IC-II Investments bears the risk of depreciation with respect to the value of the loans underlying the TRS and is required under the terms of the TRS to post additional collateral on a dollar-for-dollar basis in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The amount of collateral required to be posted by IC-II Investments is determined primarily on the basis of the aggregate value of the underlying loans.

The limit on the additional collateral that IC-II Investments may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by IC-II Investments (determined without consideration of the initial cash collateral posted for each loan included in the TRS). IC-II Investments’ maximum liability under the TRS is the amount of any decline in the aggregate value of the loans subject to the TRS, less the amount of the cash collateral previously posted by IC-II Investments. Therefore, the absolute risk of loss with respect to the TRS is the notional amount of the TRS.

In addition to customary events of default and termination events, the agreements governing the TRS with Citibank, which are collectively referred to herein as the TRS Agreement, contain the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by IC-II Investments or us with respect to indebtedness in an amount equal to or greater than the lesser of $10.0 million and 2% of our net asset value at such time; (d) a merger of IC-II Investments or us meeting certain criteria; (e) either us or IC-II Investments amending its constituent documents to alter our investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; (f) our ceasing to be the investment manager of IC-II Investments or having authority to enter into transactions under the TRS on behalf of IC-II Investments, and not being replaced by an entity reasonably acceptable to Citibank; (g) FSIC II Advisor ceasing to be our investment adviser or GDFM ceasing to be the sub-adviser to FSIC II Advisor; (h) IC-II Investments failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (i) IC-II Investments becoming liable in respect of any obligation for borrowed money, other than arising under the TRS Agreement; (j) we dissolve or liquidate; (k) there occurs, without the prior consent of Citibank, any material change to or departure from our policies or the policies of IC-II Investments that may not be changed without the vote of our stockholders and that relates to IC-II Investments’ performance of its obligations under the TRS Agreement; and (l) we violate certain provisions of the 1940 Act or our election to be regulated as a BDC is revoked or withdrawn.

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after July 2, 2013, the first anniversary of the effectiveness of the TRS. IC-II Investments may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the first anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by IC-II Investments to Citibank for the period from the termination date through and including July 2, 2013. Such monthly payments will equal the product of (x) 85%, multiplied by (y) the aggregate notional amount of the TRS ($100.0 million), multiplied by (z) 1.25% per annum.

Upon any termination of the TRS, IC-II Investments will be required to pay Citibank the amount of any decline in the aggregate value of the loans subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such loans. In the event that Citibank chooses to exercise its termination rights, it is possible that IC-II Investments will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if IC-II Investments controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination.

In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “—Risks Related to Debt Financing” below.

Discussion of the Company’s Expected Operating Plans

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources” by adding the following immediately after the last paragraph thereof (dollar amounts below are in thousands):

Total Return Swap

On July 2, 2012, IC-II Investments entered into a TRS for a portfolio of senior secured floating rate loans with Citibank.

The TRS with Citibank enables us, through our ownership of IC-II Investments, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to IC-II Investments borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of IC-II Investments under the TRS are non-recourse to us and our exposure under the TRS is limited to the value of our investment in IC-II Investments, which generally will equal the value of cash collateral provided by IC-II Investments under the TRS. Pursuant to the terms of the TRS, IC-II Investments may select a portfolio of loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of $100,000. IC-II Investments is required to initially cash collateralize a specified percentage of each loan (generally 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, IC-II Investments has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of IC-II Investments are available to pay our debts.

Pursuant to the terms of an investment management agreement that we have entered into with IC-II Investments, we act as the manager of the rights and obligations of IC-II Investments under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. Accordingly, the loans selected by IC-II Investments for purposes of the TRS are selected by us in accordance with our investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation as described in the prospectus. In addition, pursuant to the terms of the TRS, IC-II Investments may select any loan or obligation available in the market to be included in the portfolio of loans that meets the obligation criteria set forth in the TRS Agreement.

Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. IC-II Investments receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. IC-II Investments pays to Citibank interest at a rate equal to the one-month London Interbank Offered Rate, or LIBOR, + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, IC-II Investments will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, IC-II Investments may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that IC-II Investments may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by IC-II Investments. The amount of collateral required to be posted by IC-II Investments is determined primarily on the basis of the aggregate value of the underlying loans.

We have no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. We may, but are not obligated to, increase our equity investment in IC-II Investments for the purpose of funding any additional collateral or payment obligations for which IC-II Investments may become obligated during the term of the TRS. If we do not make any such additional investment in IC-II Investments and IC-II Investments fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by IC-II Investments under the TRS. In the event of an early termination of the TRS, IC-II Investments would be required to pay an early termination fee.

Citibank may terminate the TRS on or after July 2, 2013, the first anniversary of the effectiveness of the TRS. IC-II Investments may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the first anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by IC-II Investments to Citibank for the period from the termination date through and including July 2, 2013. Such monthly payments will equal the product of (x) 85%, multiplied by (y) the aggregate notional amount of the TRS ($100,000), multiplied by (z) 1.25% per annum. Other than during the first 90 days and last 30 days of the term of the TRS, IC-II Investments is required to pay a minimum usage fee in connection with the TRS.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to IC-II Investments. The fair value of the TRS will be reflected as an unrealized gain (loss) on total return swap on our consolidated balance sheets. The change in value of the TRS will be reflected in our consolidated statements of operations as net change in unrealized appreciation (depreciation) on total return swap.

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by IC-II Investments under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, we will treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Critical Accounting Policies—Valuation of Portfolio Investments” by adding the following immediately after the last paragraph thereof:

We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our valuation committee and board of directors will review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “—Financial Condition, Liquidity and Capital Resources—Total Return Swap.”

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Quantitative and Qualitative Disclosures about Market Risk” by replacing the first paragraph thereof with the following (dollar amounts below are in thousands):

We are subject to financial market risks, including changes in interest rates. Under the terms of the TRS between IC-II Investments and Citibank, IC-II Investments pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a portfolio of loans having a maximum notional amount of $100,000. We expect any future credit facilities, total return swap agreements or other financing arrangements that we or any of our subsidiaries may enter into will also be based on a floating interest rate. As a result, we are subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we or our subsidiaries have debt outstanding or swap agreements in effect, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

Determination of Net Asset Value

This supplement supplements and amends the section of the Prospectus entitled “Determination of Net Asset Value” by adding the following immediately after the last paragraph thereof:

We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our valuation committee and board of directors will review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Total Return Swap.”

Regulation

This supplement supplements and amends the section of the Prospectus entitled “Regulation—Qualifying Assets” by adding the following immediately following the last paragraph thereof:

For purposes of Section 55(a) under the 1940 Act, we will treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

This supplement supplements and amends the section of the Prospectus entitled “Regulation—Senior Securities” by adding the following immediately after the first paragraph thereof:

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by IC-II Investments under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

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